UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 13, 2018

NDIVISON INC.
(Exact name of registrant as specified in its charter)

Nevada	47-5133966
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4925 Greenville Avenue, Suite 200, Dallas, TX	75206
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	214-785-6355

Copies to:
Ken Bart, Esq.
Bart and Associates, LLC
8400 East Prentice Avenue
Suite 1500
Greenwood Village, CO 80111
Tel: 720-226-7511
Fax: 720-528-7765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Explanatory Note

On February 14, 2018, nDivision Inc. (the "Registrant" or the "Company"), under the predecessor name Go2Green Landscaping, Inc., filed a Current Report on Form 8-K to report the Company's Agreement and Plan of Merger (the "Merger Agreement") with nDivision Inc., a Texas corporation, and NDI Acquisition Corp., a Delaware corporation. In that previously filed Current Report on Form 8-K, the Registrant indicated that it would file an amendment to the Form 8-K to provide financial information to the extent required by Item 9.01 of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K for the Registrant is being filed to provide the financial statements required by Item 9.01.

ITEM 2.01.       ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Item 2.01 of the Current Report on Form 8-K filed by the Registrant on February 14, 2018 is incorporated herein by reference.

ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 30, 2018, the Company dismissed MaloneBailey, LLP ("MaloneBailey") as its independent registered accounting firm and engaged Friedman LLP as its new independent registered accounting firm.

Since MaloneBailey's appointment as our independent registered accounting firm on October 5, 2015 and through April 30, 2018, which included its audits of our financial statements and reviews of Forms 10-K for the years ended September 30, 2017, 2016 and 2015, and reviews of the quarterly Forms 10-Q for the years ended September 30, 2017, 2016 and 2015, as well as a review of the Form 10-Q for the period ended December 31, 2017, there were (i) no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference thereto in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  The audit report of MaloneBailey on the Company's financial statements for the fiscal year ended September 30, 2017 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.  In addition, MaloneBailey communicated to management material weaknesses in internal controls over financial reporting which were disclosed in the Form 10-K for the year ended September 30, 2017.

The Company provided MaloneBailey with a copy of this Form 8-K and requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the above statements. A copy of such letter, dated April 30, 2018 is attached as Exhibit 16.1.

During the two most recent years ended, the Company has not consulted with Friedman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On April 27, 2018, the board of directors (the "Board") of the Company and Andrew Norstrud as Chief Financial Officer have mutually agreed to terminate Mr. Norstrud's services as Chief Financial Officer, and appointed Alan Hixon to serve as the Company's Chief Financial Officer.  The Company expects to continue to use Mr. Norstrud as a consultant.  There were no disagreements between the Company and Mr. Norstrud.  Mr. Hixon will continue to serve as Chief Executive Officer of the Company.

ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 30, 2018, the board of directors (the "Board") of the Company chose to change the Company's fiscal year end to December 31st.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number	Description

16.1	Letter from MaloneBailey, LLP dated April 30, 2018

99.1	Financial Statements of Business Acquired. nDivision Inc.

99.2	Pro Forma Financial Information

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
NDIVISION INC.

Date: April 30, 2018	By:	/s/ Alan Hixon
Alan Hixon Chief Executive Officer